UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (date of earliest event reported): September 16, 2004

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

Maryland                                 1-13648              13-257-8432
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
incorporation)                                               Identification No.)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 326-5600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

     On September 16, 2004, the Compensation Committee of the Board of Directors of Balchem Corporation (the "Company") granted options to purchase shares of its Common Stock to certain executive officers of the Company pursuant to the Company's 1999 Stock Plan, as amended and restated (the "Plan"). Dino Rossi, Francis Fitzpatrick, David Ludwig and Robert Miniger, each of whom are executive officers of the Company, were granted options to purchase 22,000; 18,000; 15,000 and 6,000 shares of Common Stock, respectively, exercisable at a price of $29.60 per share.

     The options granted vest as follows: 20% on the first anniversary of the grant date; 40% on the second anniversary of the grant date; and 40% on the third anniversary of the grant date, and otherwise pursuant to the terms of the Stock Option Grant document applicable thereto. The options expire on September 15, 2004. A copy of a form of the Company's Stock Option Grant, pursuant to the Plan, is filed herewith as Exhibit 10.3.1.

     Also filed herewith, as Exhibit 10.3.2, is a copy of a form of Director Option Grant Agreement, pursuant to the Plan.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements

(b)  Pro Forma Financial Information

(c)  Exhibits

Exhibit Number             Description
--------------             -----------

10.3.1 Form of Stock Option Grant to Employees, pursuant to the Balchem Corporation 1999 Stock Plan, as amended and restated.

10.3.2 Form of Agreement for Stock Option Grant to Directors pursuant, to the Balchem
                           Corporation 1999 Stock Plan, as amended and restated.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BALCHEM CORPORATION


                                                     By:/s/ Dino A. Rossi
                                                     -------------------------
                                                     Dino A. Rossi, President,
                                                     Chief Executive Officer

Dated: September 22, 2004

                                  Exhibit Index

Exhibit Number             Description
--------------             -----------

10.3.1 Form of Stock Option Grant to Employees, pursuant to the Balchem Corporation 1999 Stock Plan, as amended and restated.

10.3.2 Form of Agreement for Stock Option Grant to Directors, pursuant to the Balchem
                           Corporation 1999 Stock Plan, as amended and restated.